UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Healthy Choice Wellness Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Healthy Choice Wellness Corp.

3800 North 28th Way, #1

Hollywood, FL 33020

December 4, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 annual meeting of stockholders of Healthy Choice Wellness Corp., a Delaware corporation, to be held at 10:00 a.m. ET on Wednesday, December 31, 2025. We have decided to hold this year’s annual meeting virtually via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/HCWC2025. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Healthy Choice Wellness Corp. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, we will ask stockholders to (i) elect one (1) person to our board of directors as a class I director and (ii) to ratify the appointment of UHY LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about December 4, 2025 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Healthy Choice Wellness Corp. We look forward to seeing you at the annual meeting.

Sincerely,

Jeffrey E. Holman
Chief Executive Officer

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HEALTHY CHOICE WELLNESS CORP.

3800 North 28th Way, #1

Hollywood, FL 33020

December 4, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. ET
DATE:	December 31, 2025
ACCESS:	This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HCWC2025 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 2.

PURPOSES:

1.	To elect one (1) class I director to serve a three-year term expiring in 2028;
2.	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of our Class A common stock or a holder of Series A Convertible Preferred Stock at the close of business on December 1, 2025 (the “Record Date”). A list of registered stockholders as of the close of business on the Record Date will be available during the 10 days prior to the annual meeting at our principal executive offices located at 3800 North 28th Way, #1, Hollywood, FL 33020. If you wish to view this list, please contact our Chief Financial Officer at Healthy Choice Wellness Corp., 3800 North 28th Way, #1, Hollywood, FL 33020 or 305.600.5004. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/HCWC2025.

All stockholders are cordially invited to attend the virtual annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by following the instructions in the Notice and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY THE ORDER OF THE BOARD OF DIRECTORS

Jeffrey E. Holman
Chief Executive Officer

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HEALTHY CHOICE WELLNESS CORP.

3800 North 28th Way, #1

Hollywood, FL 33020

PROXY STATEMENT FOR HEALTHY CHOICE WELLNESS CORP.

2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 31, 2025

This proxy statement, along with the accompanying notice of the 2025 annual meeting of stockholders, contains information about the 2025 annual meeting of stockholders of Healthy Choice Wellness Corp., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. ET, on Wednesday, December 31, 2025. You will be able to attend our annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HCWC2025. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to Healthy Choice Wellness Corp. as “HCWC,” the “Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors (the “Board”) for use at the annual meeting.

On or about December 4, 2025, we intend to begin sending to our stockholders the Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 31, 2025

This proxy statement, the Notice, our form of proxy card and our 2024 annual report to stockholders will be available for viewing, printing and downloading at www.virtualshareholdermeeting.com/HCWC2025. In order to view, print or download these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K”), on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.HCWC.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

HEALTHY CHOICE WELLNESS CORP.

Attn: Chief Financial Officer

3800 North 28th Way, #1

Hollywood, FL 33020

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Jeffrey E. Holman and John Ollet as your proxy. The proxy will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the annual meeting, please vote by proxy so that your share may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your shares at the annual meeting.

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the 2025 annual meeting of stockholders to be held virtually via live webcast, on Wednesday, December 31, 2025, at 10:00 a.m. ET and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice, summarizes the purpose of the meeting and the information you need to know to vote at the annual meeting.

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We have made available to you on the Internet or have sent you this proxy statement, the Notice, the proxy card and a copy of our Annual Report on Form 10-K, because you were the beneficial owner of shares of our Class A common stock or Series A Convertible Preferred Stock as of the close of business on December 1, 2025 (the “Record Date”). We intend to commence distribution of the Notice Regarding the Internet Availability of Proxy Materials and, if applicable, proxy materials to stockholders on or about December 4, 2025.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. If you received the Notice, you will not receive a printed or email copy of the proxy materials, unless you request them by following the instructions included in the Notice. The Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company Holding a Virtual Annual Meeting?

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.

What Happens if There Are Technical Difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the phone number displayed on the virtual annual meeting website.

Who May Vote?

Stockholders of record at the close of business on the Record Date of December 1, 2025 will be entitled to vote at the annual meeting. On the Record Date, there were 18,165,750 shares of our Class A common stock outstanding and entitled to vote. Holders of our Series A Convertible Preferred Stock (“Series A Preferred”) vote on an as-converted basis based on the conversion price in effect on the Record Date and as of the Record Date had 3,804,348 votes in the aggregate.

If on the Record Date, your shares of our Class A common stock were registered directly in your name with our transfer agent, Equity Stock Transfer, then you are a stockholder of record.

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Class A common stock that you own entitles you to one vote. Each share of Series A Preferred is entitled to 725 votes.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

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If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET on December 30, 2025.

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

●	At the time of the virtual annual meeting. If you attend the virtual annual meeting, you may vote your shares online at the time of the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the time of the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card to vote your shares online at the time of the annual meeting.

How Does the Board of Directors Recommend that I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

☐	“FOR” the election of the nominee for director;

☐	“FOR” the ratification of the selection of UHY LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by Jeffrey E. Holman and John Ollet, the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before or during the annual meeting. You may change or revoke your proxy in any one of the following ways:

☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐	by re-voting by Internet or by telephone as instructed above;

☐	by notifying HCWC’s Chief Financial Officer in writing before the annual meeting that you have revoked your proxy; or

☐	by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Class A common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares only has the authority to vote your shares for which you have not instructed your bank, broker or other nominee how to vote your shares only on the ratification of the appointment of our independent registered public accounting firm without receiving instructions from you. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire.

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What Vote is Required to Approve Each Proposal and How Are Votes Counted?

Proposal 1: Elect a Director	The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee, WITHHOLD your vote from all of the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ shares held by the firms in street name for which the beneficial owner has not instructed such firm how to vote for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Auditor	The affirmative vote of a majority of the shares cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ shares held by the firms in street name for which the beneficial owner has not instructed such firm how to vote on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of UHY LLP as our independent registered public accounting firm for 2025, the audit committee of our board of directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election and Broadridge Investor Communication Services examine these documents. Management of the Company will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our Class A common stock and Series A Preferred Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

Our annual meeting will be held in a virtual meeting format only, at 10:00 a.m. ET on Wednesday, December 31, 2025. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/HCWC2025 shortly before the meeting time, and follow the instructions for viewing the webcast. If you miss the annual meeting, you can view a replay of the webcast at www.virtualshareholdermeeting.com until December 30, 2026. You need not attend the annual meeting in order to vote.

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Householding of Annual Disclosure Documents

Some brokers or other record holders through which you hold shares in street name may be sending you a single set of our proxy materials if multiple HCWC stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Chief Financial Officer at: Healthy Choice Wellness Corp., 3800 North 28th Way, #1 Hollywood, FL 33020 or 305.600.5004. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

●	following the instructions provided on your Notice or proxy card;

●	following the instructions provided when you vote over the Internet; or

●	going to www.virtualshareholdermeeting.com/HCWC2025 and follow the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 1, 2025 for (a) the executive officers of the Company, (b) each of our directors and director nominee, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Class A common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Class A common stock that may be acquired by an individual or group within 60 days of December 1, 2025 pursuant to the exercise of option, the vesting of restricted stock to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 18,165,750 shares of Class A common stock outstanding on December 1, 2025 and zero shares of Class B common stock outstanding.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
Directors and Executive Officers:
Class A Common Stock	Jeffrey E. Holman	1,106,722	6.09%
Class A Common Stock	Christopher Santi	579,488	3.19%
Class A Common Stock	John Ollet	378,177	2.08%
Class A Common Stock	Gary Bodzin	0	-%
Class A Common Stock	Behnam Myers	0	-%
Class A Common Stock	Michael Lerman	0	-%
All directors and officers as a group (6 persons)		2,064,387	11.36%

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MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our amended and restated bylaws (the “Bylaws”) and our amended and restated certificate of incorporation, as amended (the “Charter”) provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of five (5) members, classified into three (3) classes as follows: (1) Mr. Gary Bodzin constitutes Class I, with a term ending at the 2025 annual meeting; (2) John Ollet and Michael Lerman constitute Class II, with a term ending at the 2026 annual meeting; and (3) Jeffrey E. Holman and Behnam Myers constitute Class III, with a term scheduled to end at the 2027 annual meeting.

On November 30, 2025, our board of directors accepted the recommendation of our nominating and corporate governance committee (the “nominating committee”) and voted to nominate Mr. Gary Bodzin for election at the annual meeting for a term of three (3) years to serve until the 2028 annual meeting of stockholders, and until his successor has been elected and qualified.

Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages as of December 1, 2025, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Jeffrey Holman	57	Chief Executive Officer, Chairman and Director
John A. Ollet	62	Chief Financial Officer and Director
Gary Bodzin	68	Director
Behnam Myers	50	Director
Michael Lerman	60	Director

Jeffrey Holman is our Chairman of the Board and Chief Executive Officer since September 2024. He is a Founding member of our original operating subsidiary since its inception December 2008. Mr. Holman helped to acquire and grow all the assets currently owned by HCWC. He has been the President of Jeffrey E. Holman & Associates, P.A., a South Florida Based law firm, since 1998. Mr. Holman graduated from the State University of New York at Binghamton in 1989 with a Bachelor’s Degree, and Benjamin N. Cardozo School of Law in 1995 with a degree in Juris Doctor.

John A. Ollet is our Chief Financial Officer since September 2024. Mr. Ollet was the Chief Financial Officer of our original operating subsidiary since December 2016. He previously served as Executive Vice President of Finance for Systemax, Inc. (NYSE: SYX) from 2006 to 2016. His prior experience as a Chief Financial Officer (CFO) includes roles as Vice President (VP) and CFO of Arrow Cargo Holdings, Inc., an airline logistics company, and as VP of Finance and CFO of The Americas Cargo Division at KLM Royal Dutch Airlines. He also served as Vice President (VP) of Finance and Administration at Sterling-Starr Maritime Group, Inc., and was a member of the audit staff at Arthur Andersen & Co. Mr. Ollet holds a bachelor’s degree in Finance and Economics and a Master of Business Administration (MBA) from Florida International University. He is a Certified Public Accountant (CPA).

Gary A. Bodzin. Gary Bodzin has served as a director of the Company since May 2023. Since 1987, Mr. Bodzin has been serving as President of Trans-State Title Insurance Agency, LLC, a company located in Aventura, FL, offering escrow, title and closing services for commercial and residential real estate transactions, where he oversees all title and closing operations. Mr. Bodzin has also worked as an attorney at law representing clients almost exclusively in real estate transactions since 1982. Mr. Bodzin received his Bachelor of Science in Business Administration from the University of Florida and his Juris Doctor from the University of Miami Law School. We believe Mr. Bodzin is qualified to serve as a director of the Company because of his real estate, finance and legal expertise and related ability to advise our growth and expansion strategy.

Michael Lerman. Michael Lerman has served as a director of the Company since May 2023. Since November 2005, Mr. Lerman has served as Vice President of Development and Marketing for Markbuilt Homes, a boutique private residential development and construction company in Union, NJ. From March 1998 to August 2005, he worked as Director of Retail Property Administration then as Director of Land/Property Acquisition and Development at Garden Commercial Properties, a property management company in Short Hills, NJ. During his tenure at Garden Commercial Properties, Mr. Lerman oversaw all phases of retail commercial development and management, negotiated commercial leases, and was responsible for marketing. Earlier in his career, Mr. Lerman was associate counsel at Rinaldo and Rinaldo, a law firm. Mr. Lerman received his Bachelor of Arts from Rutgers College and his Master of Business Administration from Rutgers College, Graduate School of Management. He also received his Juris Doctor from Benjamin N. Cardozo School of Law. We believe Mr. Lerman is qualified to serve as director of the Company because of his extensive experience in business development and management as well as his retail and acquisition experience and related ability to provide valuable guidance.

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Behnam J. Myers, DO, MPH. Behnam Myers, DO, MPH, has served as a director of the Company since May 2023. Dr. Myers is a board-certified orthopedic surgeon who has been practicing since 2006, and has been managing his own private practice, Spine Solutions, since 2012 in Hollywood, FL. In 2006, Dr. Myers completed his orthopedic surgery residency at Parkway Regional Medical Center as part of Nova Southeastern University’s Orthopedic Surgery Residency Program. He then completed a Spine Surgery Fellowship in 2007 at the Cleveland Clinic Spine Institute in Weston, FL. Dr. Myers received his Bachelor of Science from the University of California at Riverside, his Masters of Public Health from Loma Linda University and his medical degree from University of New England College of Medicine. We believe Dr. Myers is qualified to serve as a director of the Company because of his medical expertise and medical practice-related business experience.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of the Company and its stockholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of the Company. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board.

The Board currently has and appoints the members of: The audit committee, the compensation committee and the nominating committee. Each of these committees have a written charter which can be found on our corporate website at https://hcwc.com/committee-charters.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Audit	Compensation	Nominating And Corporate Governance
Jeffrey Holman
John Ollet
Gary Bodzin	X	X	X	X
Behnam Myers	X	X	X	X
Michael Lerman	X	X	X	X

Director Independence

Our Board has determined that Gary Bodzin, Behnam Myers, and Michael Lerman meet the criteria for independence as defined by the NYSE American listing standards. In accordance with these standards, the Board concluded that Jeffrey Holman and John Ollet, due to their roles as executive officers of the Company, are not independent under the NYSE American. Furthermore, the Board affirmed that Messrs. Bodzin, Myers, and Lerman satisfy the NYSE American’s heightened independence requirements for service on both the audit committee and compensation committee.

Committees of the Board

Audit Committee

The audit committee, which currently consists of Gary Bodzin (chair), Behnam Myers and Michael Lerman, reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The audit committee approves all audit and non-audit services and reviews the independence of our independent registered public accounting firm.

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Audit Committee Financial Expert

Our Board has determined that Gary Bodzin is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the compensation committee is to determine the compensation of our executive officers. The compensation committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the compensation committee is responsible for administering the Company’s equity compensation plans.

The members of the compensation committee are all independent directors within the meaning set forth in the NYSE American Company Guide.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders since no stockholders have made any recommendations. If we receive any stockholder recommended nominations, the nominating committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an officer or employee of the Company. None of our executive officers serve, or have served during the last fiscal year, as a member of our compensation committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving on our Board or on our compensation committee.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through the audit committee, but the full Board has retained responsibility for general oversight of risks. The audit committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the audit committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the audit committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

Code of Ethics

The Company has a code of ethics, “Business Conduct: “Code of Conduct and Policy,” that applies to all of the Company’s employees, including its principal executive officer, principal financial officer and principal accounting officer, and the Board. A copy of this code is available on the Company’s website at https://hcwc.com/code-of-conduct. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Current Report on Form 8-K.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to us at Healthy Choice Wellness Corp., 3800 N 28th Way, Unit# 1, Hollywood, FL 33020, Attention: Corporate Secretary, or by facsimile at (954) 251-3057. Stockholders who wish to direct their correspondence to a specific Board member may indicate this in their submission, and the communication will be forwarded accordingly.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transactions were reported and that no Form 5s were required, we believe that during 2024 our officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Nominating and Corporate Governance Committee. Our nominating committee did not meet during the fiscal year ended December 31, 2024. This committee currently has three members: Mr. Bodzin, Mr. Lerman and Mr. Meyers. Our board of directors has determined that all members of the nominating committee qualify as independent under the definition promulgated by the NYSE American. The nominating committee’s responsibilities are set forth in the nominating committee’s written charter and include:

●	evaluating and making recommendations to the full board of directors as to the composition, organization and governance of our board of directors and its committees,

●	evaluating and making recommendations as to director candidates,

●	evaluating current board members’ performance,

●	overseeing the process for Chief Executive Officer and other executive officer succession planning, and

●	developing and recommending governance guidelines for the Company.

Generally, our nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating committee will evaluate a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our nominating committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our nominating committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, our nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. For any such recommendation to be properly brought before an annual meeting, the stockholder must: (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Company, (ii) have provided any updates or supplements to such notice at the times and in the forms required by the Bylaws and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the solicitation statement of our Bylaws. For notice to be timely, a stockholder’s written notice shall be received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

●	As to each person who the stockholder proposes to nominate for election, all information relating to such person that would be required to be disclosed in a proxy statement or as otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act;

●	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

●	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

●	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

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The recommendation must also be accompanied by the following information concerning the proposed nominee:

●	certain biographical information concerning the proposed nominee;

●	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

●	certain information about any other security holder of the Company who supports the proposed nominee;

●	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

●	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

A copy of the nominating and corporate governance committee’s written charter, including its appendices, is publicly available on our website at https://hcwc.com/wp-content/uploads/2025/12/HCWC-Committee-Charters.pdf.

Executive Officers

The following table sets forth certain information as of December 1, 2025 regarding our executive officers who are not also directors.

Name	Age	Position
Jeffrey Holman	57	Chief Executive Officer, Chairman and Director
John A. Ollet	62	Chief Financial Officer and Director
Christopher Santi	54	President and Chief Operating Officer

Jeffrey Holman. Information concerning Mr. Holman is set forth above under “Our Board of Directors.”

John A. Ollet. Information concerning Mr. Ollet is set forth above under “Our Board of Directors.”

Christopher Santi is our President and Chief Operating Officer. He served as Director of Operations of the Company since October 2011. Mr. Santi served as the National Sales Manager of Collages.net from November 2007 to October 2011. Mr. Santi holds a Bachelor of Arts from Lehigh University in Psychology, as well as a Master of Arts from the Miami Institute of Psychology.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Following the spin-off from Healthier Choices Management Corp. (“HCMC”) in September 2024, HCWC became an independent, publicly traded company. However, during the fiscal year 2024, the executive compensation structure remained intertwined with HCMC due to transitional arrangements and shared leadership responsibilities. For the entirety of 2024, the three executive officers who serve in leadership roles at both HCMC and HCWC continued to receive their full compensation directly from HCMC. For the year ended December 31, 2024, the total executive compensation paid by HCMC for these executives was approximately $1.4 million. In accordance with an internal allocation arrangement, approximately $0.7 million was allocated to HCWC to reflect the portion of the executives’ time and services dedicated to HCWC’s business. These allocations were made in accordance with the terms of the Transition Services Agreement (“TSA”), which was established to facilitate an orderly transition following the spin-off.

The compensation committee is in the process of developing and approving an independent compensation structure that aligns with HCWC’s business objectives and shareholder interests.

Because HCWC did not directly pay executive compensation in 2024, the executive compensation tables required under Item 11 of Form 10-K are not presented in this filing. Instead, executive compensation details, including salary, bonus, equity awards, and other benefits, are fully reported in HCMC’s 2024 Form 10-K.

Named Executive Officer Employment Agreements

We currently do not have any employment or other agreements in effect with our named executive officers.

Outstanding Awards at Fiscal Year End

No named executive officer had any option, restricted stock or other incentive equity awards of the Company outstanding at the 2024 fiscal year end.

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Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks; and

●	Cash bonus awards are not tied to formulas that could focus executives on specific short-term outcomes.

Director Compensation

Non-employee directors are paid a monthly fee of $1,000 and $1,500 for each meeting attended. The audit committee chair receives $15,000 annually and the compensation committee chairman receives $10,000 annually. Because we do not pay any compensation to employee directors, Mr. Holman and Mr. Ollet omitted from the following table. Non-employee members of our Board were compensated as follows:

Fiscal 2024 Director Compensation

Name	Fees Earned or Paid in Cash ($)
Gary Bodzin	$12,375
Behnam Myers	$8,000
Michael Lerman	$10,917

Equity Compensation Plan Information

Our Stock Incentive Plan

The Healthy Choice Wellness Corp 2024 Equity Incentive Plan (the “Stock Incentive Plan”) became effective on September 16, 2024 as part of the SEC approval of HCWC. A form of the Stock Incentive Plan is filed as an exhibit to the registration statement, of which this prospectus forms a part. The following description of the Stock Incentive Plan is qualified in its entirety by reference to the Stock Incentive Plan.

Overview

The Stock Incentive Plan provides the Company with the ability to grant equity-based and cash incentive awards to its employees, non-employee directors, consultants and independent contractors. Such incentive awards are granted to attract, retain and motivate the Company’s service providers and help align them with the Company’s financial success over the long term and the interests of the Company and our stockholders. The Stock Incentive Plan will terminate ten years from inception unless terminated sooner.

Stock Incentive Plan Share Reserve; Limits; Adjustments

The available share reserve under the Stock Incentive Plan is 1,400,000 shares, which were granted into the plan on February, 2025; plus an annual increase on the first day of each year beginning in 2024 and ending in 2032, equal to the lesser of (A) 12.5% percent of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the compensation committee. The Company may satisfy its obligations under any equity-based award granted under the Stock Incentive Plan by issuing new shares or Treasury shares.

Shares subject to an equity award are counted only to the extent they are actually issued. Thus, awards that terminate by expiration, forfeiture, cancellation, or otherwise are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant under the Stock Incentive Plan.

Any shares withheld to satisfy tax withholding obligations on awards issued under the Stock Incentive Plan, tendered to pay the exercise price of an award under the Stock Incentive Plan and shares repurchased on the open market with the proceeds of an option exercise will not be eligible to be again available for grant under the Stock Incentive Plan. Any substitute awards shall not be counted against the shares available for granting awards under the Stock Incentive Plan.

The number of shares that may be issued or subject to outstanding awards, the option price or grant price applicable to outstanding awards and other value determinations are subject to adjustment by the committee to reflect stock dividends, stock splits, reverse stock splits, spin-offs, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends.

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Non-employee directors can be granted any of the awards available under the Stock Incentive Plan except incentive stock options (“ISOs”), which are only available for employees. The Board shall from time to time determine the nature and number of awards to be granted to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to a non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $500,000, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Administration

The Stock Incentive Plan will be administered by the committee appointed by the Board from among its members, provided that the full Board may act at any time as the committee. In the case of awards intended to qualify for the exemption from Section 16(b) of the Securities Exchange Act of 1934 that is available under Rule 16b-3, a subcommittee of the Board composed of at least two directors who are “outside directors” is responsible for administering the Stock Incentive Plan and has the final discretion, responsibility and authority to interpret the terms and intent of the Stock Incentive Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. The committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisers. The committee may also delegate to one or more officers the power to designate other employees (other than officers subject to Section 157(c) of the Delaware General Corporate Law) to be recipients of awards.

Eligibility

Employees, non-employee directors, consultants and independent contractors of the Company who are selected by the compensation committee are eligible to participate in the Stock Incentive Plan.

Types of Awards

The Stock Incentive Plan provides that the compensation committee may grant awards of various types. A description of each of the types of awards follows.

Stock Options

The committee may grant both ISOs and nonqualified stock options (“NQSOs”) under the Stock Incentive Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of the Company’s Class A common stock as of the date of grant. The latest expiration date cannot be later than the tenth anniversary of the date of grant. Fair market value under the Stock Incentive Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid by means approved by the committee, which may include cash or check, the tendering of previously acquired Class A common stock, a reduction in shares issuable upon exercise which have a value at the time of exercise that is equal to the option price (a “net exercise”), to the extent permitted by applicable law, the proceeds of sale from a broker-assisted cashless exercise or any other legal consideration that the committee may deem appropriate on such basis as the committee may determine in accordance with the Stock Inventive Plan.

Stock Appreciation Rights

The committee may grant stock appreciation rights (“SARs”) under the Stock Incentive Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of the Company’s Class A common stock as of the date of grant.

Restricted Stock

The committee may award restricted Class A common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to dividend and voting rights. The committee will determine the restrictions and conditions applicable to each award of restricted stock.

Performance-Based Restricted Shares and Performance-Based Restricted Share Units

Performance-based restricted shares and performance-based restricted share units may be granted under the Stock Incentive Plan. The performance cycle for each award will be determined by the committee and specify the performance goals that are to be achieved by the participant and a formula for determining the amount of any payment to be made.

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In the case of performance-based restricted shares, during the period for which a substantial risk of forfeiture is to continue, the participant will not have any right to transfer any rights under the award, but the participant will have voting and other ownership rights (except for any rights to a liquidating distribution). Prior to payment of the award of performance-based restricted share units, the participant will not have any right to transfer any rights under the award or have any rights of ownership, including the right to vote.

For both performance-based restricted shares and performance-based restricted share units, the committee may on or after the grant date authorize the payment of dividend equivalents on the performance-based restricted shares or performance-based restricted share units in cash or securities with respect to any dividends or other distributions paid by the Company. Any dividend equivalents paid, or adjustments made with respect to the dividends paid in common stock will be subject to the same restrictions as the underlying award.

Following the completion of a performance cycle, the committee will determine whether the performance goals that have been chosen for a particular performance period have been met and calculate and determine the amount of the award earned for such performance cycle. Awards may be adjusted upwards or downwards in the sole discretion of the committee.

Cash-Based Awards

The committee may grant cash-based awards under the Stock Incentive Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and payable, and such other conditions as the committee may determine that are consistent with the terms of the Stock Incentive Plan.

Other Stock-Based Awards

The committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of such other stock-based awards shall be determined by the committee. Payment under any other stock-based awards will be made in shares of Class A common stock or cash, as determined by the committee.

Termination of Employment

Except as otherwise provided in the award agreement or other written agreement between the participant and the Company, vesting of awards will cease upon termination of the participant’s continued service. Notwithstanding any other provision of the Stock Incentive Plan to the contrary, the committee may in its sole discretion determine the rights of participants with respect to awards upon termination of employment or service as a director.

Treatment of Awards Upon a Change in Control

In the event of a “change in control” of the Company, as defined in the Stock Incentive Plan, then unless otherwise provided in an award agreement, the committee may, in its sole discretion: (a) cancel awards for a cash payment equal to their fair value (as determined in the sole discretion of the committee), (b) provide for the issuance of replacement awards, (c) terminate options without providing accelerated vesting, (d) immediately vest the unvested portion of any award or (e) take any other action with respect to the awards the committee deems appropriate. The treatment of awards upon a change in control may vary among participants and types of awards in the committee’s sole discretion. Awards subject to performance goals shall be settled upon a “change in control” of the Company based upon the extent to which the performance goals underlying such awards have been achieved as determined in the sole discretion of the committee.

Amendment of Awards or Stock Incentive Plan

The committee may at any time alter, amend, modify, suspend, or terminate the Stock Incentive Plan or any outstanding award in whole or in part. No amendment of the Stock Incentive Plan will be made without stockholder approval if stockholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the Stock Incentive Plan.

Compensation Discussion and Analysis

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies. This section provides an overview of our executive compensation philosophy and objectives, discusses our executive compensation policies and analyzes how and why our compensation committee arrived at specific compensation decisions for the fiscal year ended December 31, 2024 for the individuals who served as our principal executive officer and our two other most highly compensated executive officers as of December 31, 2024 collectively referred to as our “named executive officers.”

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Our named executive officers for fiscal 2024 are:

Name	Position(s)
Jeffrey Holman	Chief Executive Officer, Chairman and Director
John A. Ollet	Chief Financial Officer and Director
Christopher Santi	President and Chief Operating Officer

Our Compensation Philosophy and Guiding Principles

Our philosophy is to implement a competitive compensation program that enables us to attract, motivate, reward and retain high-performing executives who are capable of creating and sustaining value for our stockholders over the long term. In addition, the executive compensation program is designed to provide a fair and competitive compensation opportunity that appropriately rewards executives for their contributions to our success. As part of its oversight responsibility, the compensation committee considers the impact of our risk profile and seeks to maintain a balanced compensation program that does not incentivize undue or inappropriate risks that are reasonably likely to have a material adverse effect on us.

The following table summarizes executive compensation practices that we have implemented and those that we avoid, ensuring that our executive pay program rewards long-term commitment to our Company’s success.

What We Do		What We Do Not Do

✔	We focus on pay-for-performance by emphasizing performance-based incentive opportunities.	✗	We do not offer perquisites that are not aligned with market practices.
✔	We set clear financial goals that we believe are challenging yet achievable, meet or exceed competitive standards and are aligned with business objectives to enhance stockholder value over time.	✗	We do not permit executive officers or directors to engage in hedging, pledging, or similar types of transactions with respect to our stock.
✔	We consider both long-term and short-term incentives to align our executive officers’ performance goals with our overall performance.	✗	We do not permit backdating or repricing of stock options.
✔	We use multiple performance metrics for incentive compensation to better align incentives with overall company performance.	✗	We do not guarantee salary increases for our executive officers.
✔	We maintain stock ownership guidelines for executive officers.	✗	We do not use the same performance measures for short-term and long-term incentives to ensure our executive officers focus on both short-term and long-term goals.
✔	We monitor our pay practices on an ongoing basis to ensure they do not encourage excessive risk taking.	✗	We do not provide excise tax gross-ups.

Determination of Executive Compensation

Role of the Compensation Committee

Our compensation committee is appointed by the Board to assist with the Board’s oversight responsibilities with respect to the Company’s compensation and benefit plans, policies and programs, administration of Company equity plans and its responsibilities related to the compensation of the Company’s executive officers, directors, and senior management. Our compensation committee meets periodically throughout the year to manage and evaluate our executive compensation program and to determine (sometimes subject to final Board approval) the principal components of compensation (base salary, performance incentive, and equity awards) for our executive officers. Such determinations are generally made on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our compensation committee deems appropriate. Our compensation committee does not delegate authority to approve compensation of our named executive officers.

Our compensation committee, alongside our human resources leadership, has developed and maintains a clear compensation philosophy that includes a discretionary incentive plan, as detailed below.

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Our compensation committee works with and receives information and analyses from management, including within our finance and human resources departments, and considers such information and analyses when determining the structure and amount of compensation to be paid to our executive officers, including our named executive officers. Our compensation committee retains the final authority to make all compensation decisions. While our Chief Executive Officer discusses his recommendations with the compensation committee, he does not participate in the deliberations concerning, or the determination of, his own compensation.

From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation committee or Board meetings. The compensation committee’s responsibilities regarding executive compensation are further described in the “Management and Corporate Governance” section of this proxy statement. The enumerated processes and procedures of our compensation committee are included in our compensation committee’s written charter, which is publicly available on our website at: https://investors.HCWC.com/governance/documents-charters.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2024, no grants or awards had been made pursuant to the Stock Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

The audit committee, which consists entirely of directors who meet the independence and experience requirements of the NYSE American, has furnished the following report:

The audit committee assists our Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our audit committee charter adopted by our Board, which is available on our website at www.HCWC.com. This committee reviews and reassesses our audit committee charter annually and recommends any changes to our Board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of UHY LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2024, the audit committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and UHY LLP, our independent registered public accounting firm;

●	Discussed with UHY LLP the matters required to be discussed in accordance with the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) including Auditing Standard No. 1301 – Communications with Audit committees and the SEC; and

●	Received written disclosures and the letter from UHY LLP as required by applicable requirements of the PCAOB regarding UHY LLP’s communications with the audit committee concerning independence and the audit committee further discussed with UHY LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and UHY LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings with the SEC, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filing.

Members of the Audit Committee of Healthy Choice Wellness Corp.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Our records reflect that all reports which were required to be filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our audit committee charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider all available information deemed relevant by the audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. Since January 1, 2023, we did not engage in any related party transactions, except as described under “Executive and Director Compensation – Narrative to Director Compensation Table” with respect to Mr. Toler’s compensation as Executive Chairman.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers (the “Indemnification Agreements”). Such Indemnification Agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us.

The Indemnification Agreements set forth procedures for making and responding to requests for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreements.

Related Person Transaction Policy

The following actions constitute the recurring duties and responsibilities of our audit committee as set forth in the audit committee charter. Our audit committee may alter or supplement these duties and responsibilities as appropriate under the circumstances, to the extent permitted by applicable law:

●	Review and approve, prior to the Company’s entry into any such transactions, all transactions involving amounts equal to or greater than $120,000 in which the Company is or will be a participant, which would be reportable by the Company under Item 404 of Regulation S-K promulgated under the Securities Act as a result of any of the following persons having or expected to have a direct or indirect material interest (a “Related Person Transaction”):

○	executive officers of the Company;

○	members of the board of directors;

○	beneficial holders of more than 5% of the Company’s securities;

○	immediate family members (as defined by Item 404 of Regulation S-K promulgated under the Securities Act) of or entities affiliated with any of the foregoing persons; and

○	any other persons whom the board of directors determines may be considered to be related persons as defined by Item 404 of Regulation S-K promulgated under the Securities Act.

●	Any request for a Related Person Transaction must first be presented to the audit committee for review, consideration and approval. In reviewing, considering, and approving or rejecting such transactions, the audit committee shall obtain, or shall consider all available information that the audit committee believes to be relevant to a review of the transaction prior to its approval including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to the Company than terms the Company could have generally obtained from an unaffiliated third party under the same or similar circumstances. Following such consideration, approval may be given by written consent of the audit committee. No Related Person Transaction shall be entered into prior to the completion of these procedures.

●	The audit committee or the chair of the audit committee, as the case may be, shall approve only those Related Person Transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders. No member of the audit committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members has an interest.

●	The audit committee shall adopt any further policies and procedures relating to the approval of Related Person Transactions that it deems necessary or advisable from time to time.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

On November 30, 2025, our board of directors nominated Gary Bodzin for election at the annual meeting. Our board of directors currently consists of five (5) members, classified into three (3) classes as follows: (1) Gary Bodzin constitutes a class of directors with a term ending in 2025; (2) John Ollet and Michael Lerner constitute a class of directors with a term ending in 2026; and (3) Jeffrey E. Holman and Behnam Myers constitute a class of directors with an original term ending in 2027. At each annual meeting of stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring.

Our board of directors has voted to nominate Mr. Bodzin, for election at the annual meeting for a term of three (3) years to serve until the 2028 annual meeting of stockholders, and until his respective successor is elected and qualified.

Unless authority to vote for either of the nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Bodzin as a director. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the meeting is required to elect each nominee as a director.

OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GARY BODZIN AS DIRECTOR, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. UHY has served as our independent registered public accounting firm since October 16, 2024. UHY was previously engaged by the Company’s prior parent company to audit financial statements of entities acquired by the Company. Our board of directors proposes that the stockholders ratify this appointment. UHY audited our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of UHY will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint UHY, the audit committee reviewed auditor independence issues and existing commercial relationships with UHY and concluded that UHY has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

Our audit committee pre-approves audit and permissible non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. All services related to audit fees and audit-related fees charged were pre-approved by the audit committee. The following table shows the fees for the years ended December 31, 2024 and 2023.

	2024	2023
Audit (1)	$456,488	$372,345
Audit - Related	352,306	288,058
Tax	14,208	-
Other	54,075	-
Total	$877,077	$660,403

Audit fees — these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements and our registration statements.

Audit-related fees - the aggregate fees billed for assurance and related services by the principal accountant that are related to the performance of the audit or review of the registrant’s financial statements and are not reported under paragraph (1) above.

Tax fees - the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Other fees - the aggregate fees billed other than the services reported in audit, audit-related and tax fees.

All fees described above were pre-approved by the audit committee. We have furnished the foregoing disclosure to UHY.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services include assurance and related services that are traditionally performed by an independent registered public accounting firm, such as due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

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4.	Other services include services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of UHY as our independent registered public accounting firm, the audit committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF UHY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics is posted on our website at www.HCWC.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Healthy Choice Wellness Corp., 3800 North 28th Way, #1, Hollywood, FL 33020. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the NYSE American.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders and in accordance with Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is the one-year anniversary of the mailing date for this proxy statement, or August 6, 2026. To be considered for presentation at the 2026 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than September 1, 2026, the close of business on the 120th day prior to the one-year anniversary of the annual meeting, nor later than October 1, 2026, the close of business on the 90th day prior to the one-year anniversary of the annual meeting . Proposals that are not received in a timely manner will not be voted on at the 2026 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be sent to Healthy Choice Wellness Corp., 3800 North 28th Way, #1, Hollywood, FL 33020.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 30, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 30, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81957-P41825 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HEALTHY CHOICE WELLNESS CORP.

The Board of Directors recommends a vote FOR the nominee set forth in Proposal 1:

1. Election of Director

Nominee:	**For**	**Withhold**
1a. Gary A. Bodzin	☐	☐

The Board of Directors recommends you vote FOR the following proposal 2:

	For	**Against**	**Abstain**
2. Ratify the appointment of UHY LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending December 31, 2025.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V81958-P41825

HEALTHY CHOICE WELLNESS CORP.
Annual Meeting of Shareholders
December 31, 2025 10:00 a.m., Eastern Standard Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) John Ollet and Jeffrey E. Holman, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of Healthy Choice Wellness Corp. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Standard Time, on December 31, 2025 virtually at www.virtualshareholdermeeting.com/HCWC2025 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

Continued and to be signed on reverse side